Exhibit 99.1

7315 Wisconsin Avenue, Suite 1100 West, Bethesda, MD 20814
T: (240) 507-1300, F: (240) 396-5626

News Release

Pebblebrook Hotel Trust Comments on the Glass Lewis Recommendation Against LaSalle Hotel Properties’ Proposed Transaction with Blackstone

Bethesda, MD, August 24, 2018 - Pebblebrook Hotel Trust (NYSE: PEB) (“Pebblebrook”) today commented on the recommendation from proxy advisory firm Glass Lewis against the proposed transaction between LaSalle Hotel Properties (NYSE:LHO) (“LaSalle”) and affiliates of The Blackstone Group L.P. (NYSE: BX) (“Blackstone”), which is scheduled for a vote on September 6, 2018.
    “We are pleased with Glass Lewis’ recommendation that LaSalle shareholders vote against the proposed transaction with Blackstone,” said Jon E. Bortz, Chairman, President and Chief Executive Officer of Pebblebrook Hotel Trust. “As the report noted, LaSalle’s claim that the only alternative to the Blackstone transaction is to run a strategic review of opportunities rather than engage with Pebblebrook’s offer is a ‘heavy-handed scare tactic’ that Glass Lewis has ‘not previously encountered in other contested situations.’ Glass Lewis also reiterates our view that the Blackstone agreement ‘does not clearly represent the greatest possible value available to [LaSalle] shareholders,’ and we are fully aligned with their recommendation to ‘reject the Blackstone agreement and signal LaSalle's board that further exploration of the competing [Pebblebrook] offer is warranted’,” said Jon E. Bortz, Chairman, President and Chief Executive Officer of Pebblebrook Hotel Trust.
“The report’s analysis raised a number of issues we believe are of particular importance to LaSalle shareholders, including the following concerns we, too, have repeatedly expressed:
‘In particular, we note the implied value of the July 20, 2018 Pebblebrook offer -- permutations of which have been priced into Pebblebrook's shares for nearly five months -- has consistently exceeded Blackstone's all-cash offer by a margin which would, at the very least, seem to suggest the cash offer is not likely the best available. This is particularly noteworthy given an agreement with Pebblebrook offers a significant stake in a continuing enterprise which would seem to have a reasonable growth strategy and exposure to potentially favorable sector trends. By contrast, the executed agreement with Blackstone runs counter to anticipated trends and management's own industry commentary by offering a one-time exit at a value wholly unsupported by post-announcement trading activity.
Under the circumstances, we believe cause exists for investors to question the value offered in LaSalle-Blackstone proposal, and the August 21, 2018 revised offer only bolsters our view as it widens the spread over the board recommended cash offer.’
“We continue to believe that our August 21, 2018 offer is clearly and materially superior to the Blackstone take-under proposal, and our view is strongly supported by Glass Lewis’ recommendation,” continued Bortz. "The LaSalle Board has run a flawed process and ultimately has failed to act in the best interests of their shareholders by moving forward with a proposal that represents an egregious transfer of shareholder value to Blackstone. We intend to vote our 10.8 million shares, representing 9.8% of LaSalle’s common shares, AGAINST the take-under proposals on the GOLD proxy card, and we encourage all LaSalle shareholders to protect the value of their investment and do the same.”
Shareholders can find additional information on Pebblebrook’s August 21, 2018 offer, including investor presentations, press releases, SEC filings and shareholder voting instructions, under the Investor Relations section of Pebblebrook’s website, investor.pebblebrookhotels.com, or by clicking here.
Raymond James and BofA Merrill Lynch are acting as financial advisors, Hunton Andrews Kurth LLP is acting as legal counsel and Okapi Partners LLC is serving as information agent to Pebblebrook in connection with the proposed transaction.

For more information, please visit investor.pebblebrookhotels.com.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust is a publicly traded real estate investment trust (“REIT”) organized to opportunistically acquire and invest primarily in upper upscale, full-service hotels located in urban markets in major gateway cities. The Company owns 28 hotels, with a total of 6,973 guest rooms. The Company owns hotels located in 9 states and the District of Columbia, including: Los Angeles, California (Beverly Hills, Santa Monica and West Hollywood); San Diego, California; San Francisco, California; Washington, DC; Coral Gables, Florida; Naples, Florida; Buckhead, Georgia; Boston, Massachusetts; Minneapolis, Minnesota; Portland, Oregon; Philadelphia, Pennsylvania; Nashville, Tennessee; Columbia River Gorge, Washington; and Seattle, Washington. For more information, please visit us at www.pebblebrookhotels.com and follow us on Twitter at @PebblebrookPEB.

ADDITIONAL INFORMATION
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal which Pebblebrook has made for a business combination transaction with LaSalle. In furtherance of this proposal and subject to future developments, Pebblebrook (and, if a negotiated transaction is agreed, LaSalle) may file one or more registration statements, proxy statements, tender or exchange offer statements, prospectuses or other documents with the SEC.  This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or another document Pebblebrook or LaSalle may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF PEBBLEBROOK AND LASALLE ARE URGED TO READ ANY SUCH PROXY STATEMENT, REGISTRATION STATEMENT, TENDER OR EXCHANGE OFFER STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Any definitive proxy statement or prospectus (if and when available) will be delivered to shareholders of LaSalle or Pebblebrook, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Pebblebrook through the website maintained by the SEC at http://www.sec.gov.

Pebblebrook or LaSalle and their respective trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018. You can find information about LaSalle’s executive officers and trustees in LaSalle’s definitive proxy statement filed with the SEC on March 22, 2018. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender or exchange offer statements or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.

In connection with the proposed merger transaction between LaSalle and affiliates of Blackstone, which Pebblebrook opposes (the “Proposed BRE Merger”), LaSalle filed a definitive proxy statement with the SEC on July 30, 2018 (the “LaSalle Proxy Statement”). On July 30, 2018, Pebblebrook filed a definitive proxy statement with the SEC in opposition to that proposed merger transaction (the “Pebblebrook Proxy Statement”). This communication is not a substitute for the LaSalle Proxy Statement or the Pebblebrook Proxy Statement or for any other document that

LaSalle or Pebblebrook have filed or may file with the SEC or send to LaSalle shareholders in connection with the Proposed BRE Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF LASALLE ARE URGED TO READ THE LASALLE PROXY STATEMENT, THE PEBBLEBROOK PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEBBLEBROOK, LASALLE, THE PROPOSED BRE MERGER AND RELATED MATTERS. Investors and security holders can obtain free copies of the LaSalle Proxy Statement, the Pebblebrook Proxy Statement and other documents filed by LaSalle or Pebblebrook with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by LaSalle with the SEC are also available free of charge on LaSalle’s website at www.lasallehotels.com, or by contacting LaSalle’s Investor Relations Department at (301) 941-1500. Copies of the documents filed by Pebblebrook with the SEC are also available free of charge on Pebblebrook’s website at www.pebblebrookhotels.com, or by contacting Pebblebrook’s Investor Relations at (240) 507-1330. LaSalle and its trustees and certain of its executive officers may be considered participants in the solicitation of proxies from LaSalle’s shareholders concerning the Proposed BRE Merger under the rules of the SEC. Information about the trustees and executive officers of LaSalle is set forth in LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, LaSalle’s proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 22, 2018, and in subsequent documents filed by LaSalle with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the LaSalle Proxy Statement and may be included in other relevant materials to be filed with the SEC. Pebblebrook and its trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Proposed BRE Merger. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018. You may obtain free copies of this document as described above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements
This communication may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Pebblebrook’s offer to acquire LaSalle, its financing of the proposed transaction, its expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “upside,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in Pebblebrook’s most recent annual or quarterly report filed with the SEC and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in Pebblebrook’s and LaSalle’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements made in this communication are set forth in other reports or documents that Pebblebrook may file from time to time with the SEC, and include, but are not limited to: (i) the ultimate outcome of any possible transaction between Pebblebrook and LaSalle, including the possibilities that LaSalle will reject a transaction with Pebblebrook, (ii) the ultimate outcome and results of integrating the operations of Pebblebrook and LaSalle if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to any possible transaction, including the necessary shareholder approvals, and (iv) the risks and uncertainties detailed by LaSalle with respect to its business as described in its reports and documents filed with the SEC.  All forward-looking statements attributable to Pebblebrook or any person acting on Pebblebrook’s behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Pebblebrook undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

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Contacts:

Jon E. Bortz, Chairman and Chief Executive Officer, Pebblebrook Hotel Trust - (240) 507-1300
Raymond D. Martz, Executive Vice President and Chief Financial Officer - (240) 507-1330
Liz Zale, Pam Greene or Stephen Pettibone, Sard Verbinnen & Co - (212) 687-8080
Pat McHugh or Jon Einsidler, Okapi Partners - (212) 297-0720 or (855) 305-0855

For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com